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                          EXHIBIT INDEX


Exhibit
NUMBER                   DESCRIPTION                      Page no.


  10.01   Interest  Bearing Grid Note dated  September
          1,  1997,  by  and  between Showboat  Marina
          Casino  Partnership and Fleet Bank, National
          Association.



  27.01   Financial Data Schedule

                          EXHIBIT 10.01

INTEREST BEARING GRID NOTE
                                        1300 Atlantic Ave.
$3,000,000.00          Office Address: Atlantic City, NJ 08401   Sept. 1, 1997

On AUGUST 31, 1998, for value        agreement with the Bank; failure
received, the undersigned jointly    on request of any Obligor or any
and severally promise(s) to pay      Obligor's accountant, to furnish
to the order of Fleet Bank,          any financial information, or to
National Association (hereinafter    permit inspection of any books
called the Bank) at its Office in    or records; any change in, or
the place first above stated, or     discovery with regard to, the
if no place is stated, at 10         condition or affairs which, in
Exchange Place, Jersey City, New     the Bank's opinion, increases
Jersey, in immediately available     its credit risk; or if the Bank
funds, the sum of THREE MILLION--    for any other reason deems
---00/100 ($3,000,000.00)            itself insecure; the Liabilities
Dollars, or if less than such        shall become absolute, due, and
principal sum, the aggregate         payable without demand or notice
unpaid principal amount of all       to any Obligor.  Upon default in
loans made by the Bank to the        the due payment of this note or
undersigned hereunder as             any other Event of Default, or
indicated on the schedule on the     whenever this note or any
reverse side hereof.  The            payment of principal or interest
undersigned also promises to pay     hereof shall become due in
interest at said office in like      accordance with any of the
money the unpaid principal amount    provisions hereof, the Bank may,
hereof from time to time             but shall not be required to (1)
outstanding prior to maturity at     proceed to apply to the payment
an annual rate equal to the          hereof the balance to the credit
Bank's Prime Rate (the rate of       of any account or accounts
interest established from time to    maintained with the Bank or any
time by the Bank as its "prime       Affiliate by any Obligor and all
rate") plus 0%,<F1> which interest   of whom together with any
rate shall change when and as the    endorser or guarantor hereby
Prime Rate changes.  Interest        expressly agree to remain
shall be payable on the first day    jointly and severally liable for
of each month commencing the         any deficiency.  The Bank may
first such day to occur after the    exercise any other right or
date hereof and on the maturity      remedy hereby granted or allowed
hereof.  Upon and following an       to it by law, including but not
Event of Default (as defined         limited to, the rights and
below) and/or after maturity,        remedies of a Secured Party
whether after stated maturity,       under the Uniform Commercial
acceleration or otherwise, this      Code of the Governing State
note, and, to the extent not         (which term as used in this Note
specifically provided elsewhere      shall mean the state in which
to the contrary and to the extent    the office indicated above
permitted by applicable law, any     opposite "Office Address" is
interest, fee or other amount due    located; provided, that, if no
in connection with the               such office is so indicated then
Liabilities (as hereinafter          Governing State shall mean the
defined) shall bear interest at a    state where the Bank's office
per annum rate determined daily      that originated the loan
and payable on demand which shall    evidenced by this note is
be the higher of 2% in excess of     located), and each and every
the rate hereinbefore provided,      right and remedy hereby granted
or 4% in excess of the Bank's        to the Bank or allowed to it by
Prime Rate, but in no event in       law shall be cumulative and not
excess of the maximum rate of        exclusive of one of the other
interest permitted under the         rights or remedies, and may be
applicable law.  The Bank shall      exercised by the Bank from time
have no obligation to make any       to time and as often as may be
loan hereunder.                      necessary.  The Bank shall have
                                     at any time in its discretion
The undersigned hereby expressly     the right to enforce collection
authorizes the Bank to record on     and payment or liquidation of
the schedule on the reverse          any of the collateral by
hereof the amount and date of        appropriate action or
each loan made hereunder and the     proceedings, and the net amounts
date and amount of each payment      received therefrom, after
of principal thereon.  All such      deducting all costs and expenses
notations shall be presumptive as    incurred in connection
to the correctness thereof and       therewith, shall be applied on
the aggregate unpaid amount of       account of this note and any
loans set forth on such schedule     other indebtedness or
shall be presumed to be the          liabilities of the Obligor
unpaid principal amount hereof.      aforesaid, all without notice to
                                     any Obligor.  Any demand or
Any loan may be prepaid in whole     notice, if made or given, shall
or in part at any time and from      be sufficiently made upon or
time to time without premium or      given to any Obligor if left at
penalty together with interest       or mailed to the last address of
accrued on the amount prepaid to     such Obligor known to the Bank
the date of any such prepayment.     or if made or given in any other
                                     manner reasonably calculated to
If any of the following events       come to the attention of such
shall occur with respect to any      Obligor or the personal
Obligator (each an "Event of         representatives, successors or
Default"); default in payment of     assigns of such Obligor, whether
any liability to the holder          or not in fact received by them
hereof (however acquired);           respectively.  Unless the
default in the due payment of any    Collateral is perishable of
other indebtedness for borrowed      threatens to decline speedily in
money or default in the              value or is of a type customarily
observance or performance of any     sold on a recognized market, the
covenant or condition in any         Bank will give the undersigned
agreement or instrument              reasonable notice of the time
evidencing, securing or relating     and place of any public sale
to any such indebtedness which       thereof or of the time after
causes or permits the                which any private sale or other
acceleration of the maturity         intended disposition is to be
thereof; suspension or               made.  Five (5) days prior notice
liquidation of usual business;       shall be deemed reasonable notice.
calling of a meeting of              The Bank may assign and transfer
creditors; assignment for the        this note to any person, firm or
benefit of creditors;                or corporation and may deliver
dissolution, bulk sale or notice     and repledge the Collateral or
thereof; insolvency of any kind,     any part thereof to the assignee
attachment, distraint,               or transferee of this note, who
garnishment, levy, execution,        shall thereupon become vested
judgment, death, application for     with all the powers and rights
or appointment of a receiver,        above given to the Bank in
filing of a voluntary or             respect thereof, and the Bank
involuntary petition or entry of     shall thereafter be forever
any order for relief under any       released and discharged of and
provision of the Federal             from all responsibility or
Bankruptcy Code as now or            liability to the Obligor for or
hereafter in effect; failure to      on account of the Collateral so
pay its debts as they become due;    delivered.  If any attorney is
failure to comply with the terms     used to enforce or collect this
of any                               note, the Obligor agrees to pay
                                     attorney's fees in the amount of
                                     20% of the unpaid principal and
                                     interest due, which the Obligor
                                     agrees to be reasonable.  The
                                     Obligor jointly and severally
                                     promises to pay all expenses of
                                     of any nature as soon as incurred
                                     whether in or out of court and
                                     whether incurred before or after
                                     this note shall become

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[FN]
___________________________________
<F1> or Libor plus 75 basis points.


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
due at its maturity date or        or with respect to any other
otherwise and costs which the      provisions of this note and agrees
Bank may deem necessary or proper  that no such action or failure to
in connection with the             act on the part of the Bank shall
satisfaction of the indebtedness   in any way affect or impair the
or the administration,             obligations of any Obligor or be
supervision, preservation,         construed as a waiver by the Bank
protection (including but not      of, or otherwise affect, its right
limited to maintenance of          to avail itself of any remedy
adequate insurance) or of the      hereunder with the same force and
realization upon the Collateral.   effect as if each Obligor had
EACH OBLIGOR ABSOLUTELY,           expressly consented to such action
UNCONDITIONALLY AND IRREVOCABLY    or inaction upon the part of the
WAIVES (A) THE RIGHT TO A TRIAL    Bank.  Each Obligor hereby
BY JURY IN ANY LITIGATION WITH     authorizes the Bank to request his
THE BANK (WHETHER OR NOT ARISING   accountant or accountants to
OUT OF OR RELATING TO THIS NOTE)   furnish such financial information
AND (B) ALL RIGHT TO ASSERT AND    relating to such Obligor as the
DEFENSE, SET-OFF, COUNTERCLAIM OR  Bank shall from time to time
CROSS-CLAIM OF ANY NATURE          desire; each such accountant is
WHATSOEVER WITH RESPECT TO THIS    hereby authorized to deliver such
NOTE OR OTHERWISE WITH RESPECT TO  financial information to the Bank.
THE LIABILITIES IN ANY ACTION OR   The invalidity or unenforceability
PROCEEDING BROUGHT BY THE HOLDER   of any portion of this note shall
HEREOF TO ENFORCE ITS RIGHTS AND   in no way affect the validity or
REMEDIES WITH RESPECT TO THIS      enforceability of any other portion
NOTE, THE LIABILITIES OR ANY       of this note.  The Obligors hereby
PORTION THEREOF.  The note shall   authorize the Bank to date this
be deemed to have been made and    note as of the day when the first
delivered in the Governing State,  loan evidenced hereby is made and
the Obligor consents to the        to complete and fill in any blank
jurisdiction of the state and      spaces in this note in order to
federal courts of the Governing    conform to the terms upon which any
State in any action brought to     loan is granted.  Each Obligor
enforce any rights of the Bank     further authorizes the Bank to
under this note and the Bank and   execute and file one or more
the Obligor shall be determined    financing statements covering the
in accordance with the laws of     Collateral or any part thereof and
the Governing State.  Interest     the Obligors agree to bear the cost
shall be calculated on the basis   of such filing(s).  The term "Bank"
of a 360-day year and actual days  as used herein shall be deemed to
elapsed, provided that any         include the Bank and its
interest so calculated hereunder   successors, endorsees and assigns.
shall in no event be in excess of
the maximum permitted under        Special provisions 1/2% FEE PAYABLE
applicable law.  This note and     UP FRONT.  FEE IS DUE ONLY ON
any other agreements, documents    $2,100,000.00 PORTION.
and instruments executed and
delivered pursuant to or in        Schedule   of  Specific  Possessory
connection with the Liabilities    Collateral
contain the entire agreement
between the parties relating to    -----------------------------------
the subject matter hereof and      -----------------------------------
thereof.  The undersigned          -----------------------------------
expressly acknowledges that the
Bank has not made and the          CORPORATION, PARTNERSHIP, OR
undersigned is not relying on any LIMITED LIABILITY COMPANY SIGNORS: oral representations, agreements
or commitments of the Bank or of   Showboat Marina Casino Partnership
any officer, employee, agent or    -----------------------------------
representative thereof.  No        Name of Corporation, Partnership or
change, modification,              Limited Liability Company
termination, waiver, or
discharge, in whole or in part,        -------------------------------
of this instrument shall be        By: \s\ Joseph G. O'Brien III
effective unless in writing and        Name:  Joseph G. O'Brien III
signed by the party against whom       Title: Vice President
such change, modification,                    Finance & Administration
termination, waiver, or discharge  -----------------------------------
is sought to be enforced.          (Address)  One Showboat Place
                                              East Chicago, IN 46312
NO CLAIM MAY BE MADE BY THE
UNDERSIGNED, ANY OBLIGOR OR ANY    INDIVIDUAL SIGNORS:
OTHER PERSON, AGAINST THE BANK OR
THE AFFILIATES, DIRECTORS,         -----------------------------------
OFFICERS, EMPLOYEES, ATTORNEYS OR  Name:                , Individually
AGENTS OF THE BANK FOR ANY
SPECIAL, INDIRECT OR               -----------------------------------
CONSEQUENTIAL DAMAGES OR, TO THE   (Address)
FULLEST EXTENT PERMITTED BY LAW,
FOR ANY PUNITIVE DAMAGES IN        -----------------------------------
RESPECT OF ANY CLAIM OR CAUSE OF   Name:                , Individually
ACTION (WHETHER BASED ON
CONTRACT, TORT, STATUTORY          -----------------------------------
LIABILITY, OR ANY OTHER GROUND)    (Address)
BASED ON, ARISING OUT OF OR
RELATED TO THIS NOTE OR THE
TRANSACTIONS CONTEMPLATED HEREBY
OR ANY ACT, OMISSION OR EVENT
OCCURRING IN CONNECTION
THEREWITH, AND THE UNDERSIGNED
(FOR ITSELF AND ON BEHALF OF EACH
OBLIGOR) HEREBY WAIVE, RELEASE
AND AGREE NEVER TO SUE UPON ANY
CLAIM FOR ANY SUCH DAMAGES,
WHETHER SUCH CLAIM NOW EXISTS OR
HEREAFTER ARISES AND WHETHER OR
NOT IT IS NOW KNOWN OR SUSPECTED
TO EXIST IN ITS FAVOR.  The
Obligors, and each of them,
hereby waive presentment, demand
for payment, protest, notice of
protest, notice of dishonor, and
any and all other notices or
demands in connection with the
delivery, acceptance,
performance, default, or
enforcement of this note,
consents to any and all delays,
extensions of time, renewals,
releases of any Obligor and of
any available security, waivers
or modifications that may be
granted or consented to by the
Bank with regard to the time of
payment

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SCHEDULE OF LOANS AND PAYMENTS

DATE    AMOUNT OF LOAN      AMOUNT OF PRINCIPAL PAID      BALANCE REMAINING      NOTIFICATION MADE BY
                                                               UNPAID



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